Exhibit 10.7

ServiceMaster Global Holdings, Inc.

Schedule of Signatories* to a Director Indemnification Agreement

Mark E. Tomkins

Peter L. Cella

William C. Cobb

John B. Corness

Richard P. Fox

Laurie Ann Goldman

Naren K. Gursahaney

Steven B. Hochhauser (effective June 1, 2018)

Stephen J. Sedita

Nikhil M. Varty

*  Jerri L. DeVard, Robert J. Gillette, Thomas C. Tiller, Jr.,  John Krenicki, Jr., David H. Wasserman, Darren M. Friedman, Sarah Kim and Curtis D. Hecht each previously signed a Director Indemnification Agreement, but they are no longer serving on our Board of Directors.

The form of Director Indemnification Agreement was filed with the SEC on June 19, 2014 as Exhibit 10.71 to the Registration Statement on Form S-1 of ServiceMaster Global Holdings, Inc.